Exhibit 10.2

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 28, 2014, is made by and among QRE OPERATING, LLC, a Delaware limited liability company (“Borrower”); QR ENERGY, LP, a Delaware limited partnership (“QRE MLP”); QRE GP, LLC, a Delaware limited liability company (“General Partner”); WELLS FARGO BANK, NATIONAL ASSOCIATION (in its individual capacity, “Wells Fargo”) as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the financial institutions (collectively the “Lenders”) party to the hereinafter-defined Credit Agreement; and the undersigned Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, QRE MLP, the General Partner, the Administrative Agent and the Lenders entered into a Credit Agreement dated as of December 17, 2010, as amended by that certain First Amendment to Credit Agreement, dated as of October 3, 2011, that certain Second Amendment to Credit Agreement, dated as of March 16, 2012, that certain Third Amendment to Credit Agreement, dated as of April 11, 2012, that certain Fourth Amendment to Credit Agreement, dated as of December 20, 2012, and that certain Fifth Amendment to Credit Agreement dated as of September 23, 2013 (as so amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, the Administrative Agent and the undersigned Lenders do hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.02 of the Credit Agreement is hereby amended as follows:

(i) The definition of “Agreement” is amended and restated in its entirety as follows:

“Agreement” means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated, including, without limitation, by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment.

(ii) The definition of “Change in Control” is amended and restated in its entirety as follows:

“Change in Control” means

(a) QRE MLP shall at any time cease to own 100% of the Equity Interests of the Borrower;

(b) QRE MLP shall at any time cease to own 100% of the Equity Interests of the General Partner;

(c) the General Partner shall fail to own, directly or indirectly, 100% of the General Partner Interest; or

(d) any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a Permitted Holder) acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the equity interests in QRE MLP.

(iii) The definition of “Permitted Holders” is amended and restated in its entirety as follows:

“Permitted Holders” means each of: (i) Quantum Resources A1, LP, Quantum Resources B, LP, Quantum Resources C, LP, QAB Carried WI, LP, QAC Carried WI, LP, or Black Diamond Resources, LLC, or any Affiliated funds and investment vehicles managed by any of the persons described in clause (i) above; (ii) any general partner, managing member, principal or managing director of any of the persons described in clause (i) above; (iii) Alan Smith, John Campbell, Toby R. Neugebauer or S. Wil VanLoh, Jr.; (iv) any wife, lineal descendant, legal guardian or other legal representative or estate of any of the persons named in the preceding clause (iii); (v) any trust of which at least one of the trustees is any of the persons described in the preceding clauses (iii) and (iv); and (vi) any other Person that is controlled by any one or more of the Persons in the preceding clauses (i) through (v).

(iv) The definition of “Subsidiary” is amended and restated in its entirety as follows:

“Subsidiary” means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by QRE MLP and/or one or more of its Subsidiaries and (b) any partnership (other than QRE MLP) of which QRE MLP or any of its Subsidiaries is a general partner; provided, however, that ETSWDC shall not be a Subsidiary of the Borrower, QRE MLP or any of the Borrower’s Subsidiaries. Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of QRE MLP.

2

(v) By adding the following defined terms in appropriate alphabetical order:

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“General Partner Interest” has the meaning assigned to such term in the QRE Partnership Agreement.

“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement dated as of February 28, 2014, by and among Borrower, QRE MLP, the General Partner, the Administrative Agent and the Lenders.

“Sixth Amendment Effective Date” means first date on which conditions specified in Section 2 of the Sixth Amendment having been satisfied (or waived by each Lender in accordance with Section 12.02).

“Tuck Under Transaction” means (i) the conversion of the 0.1% General Partnership Interests in QRE MLP currently held by the General Partner into 51,036 Class B Units to be issued by QRE MLP and a non-economic General Partner Interest, (ii) the distribution of such 51,036 Class B Units together with the 6,133,558 Class B Units currently held by the General Partner to QR Holdings (QRE), LLC and QR Energy Holdings, LLC, and (ii) the cancellation of the Management Incentive Fee (as defined in the QRE Partnership Agreement) in exchange for QRE MLP’s agreement to issue future Class B Units to QR Holdings (QRE), LLC and QR Energy Holdings, LLC subject to the conditions set forth in the Tuck Under Transaction Documents.

“Tuck Under Transaction Documents” means (i) the Contribution Agreement by and among QRE MLP, the General Partner, QR Holdings (QRE), LLC and QR Energy Holdings, LLC attached hereto as Exhibit A, (ii) the Second Amended and Restated Limited Liability Company Agreement of QRE GP, LLC attached hereto as Exhibit B and (iii) Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of QR Energy, LP attached hereto as Exhibit C.

(b) Section 8.15(c) of the Credit Agreement is hereby amended in its entirety as follows:

“(c) QRE MLP and the Borrower will at all times cause the other material tangible and intangible assets (other than (i) deposit accounts, (ii) any Equity Interests of ETSWDC or the General Partner and (iii) any assets of the General Partner) of QRE MLP, the Borrower and each Subsidiary to be subject to a Lien created by the Security Instruments.”

3

(c) Section 9.05(n) is added to the Credit Agreement as follows:

“(n) Investments made by QRE MLP in the General Partner constituting the Tuck Under Transaction.”

(d) Section 9.23 of the Credit Agreement is hereby amended in its entirety as follows:

“QRE MLP shall not at any time own any Hydrocarbon Interests or have any Subsidiaries other than the General Partner, the Borrower and its Subsidiaries.”

(e) A new Section 9.25 is hereby added to read as follows:

“Section 9.25 Activities of General Partner. The General Partner shall not at any time, notwithstanding anything to the contrary in this Agreement or any other Loan Document, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the non-economic General Partnership Interest of QRE MLP, (b) incur, create, assume or suffer to exist any Debt or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law and (ii) obligations with respect to the General Partner Interest, or (c) own, lease, manage or otherwise operate any properties or assets other than the ownership of the non-economic General Partnership Interest.”

(f) The parties hereto acknowledge that this Amendment constitutes the required notice under Sections 8.01(i) and 8.01(m) of the Credit Agreement.

2. Conditions Precedent. This Amendment shall become effective as of the Sixth Amendment Effective Date provided that each of the following conditions is satisfied (or waived by Majority Lenders in accordance with Section 12.02 of the Credit Agreement):

(a) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such party.

(b) The Tuck Under Transaction shall be consummated substantially contemporaneously with the occurrence of the Sixth Amendment Effective Date in accordance with the terms of the Tuck Under Transaction Documents.

(c) The Administrative Agent shall have received all amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced on or prior to the Sixth Amendment Effective Date, the reasonable fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent).

(d) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

4

The Administrative Agent shall notify the Borrower and the Lenders of the Sixth Amendment Effective Date, and such notice shall be conclusive and binding.

3. Representations True; No Default. Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof, such representation or warranty shall continue to be true and correct in all material respects as of such specified earlier date. Borrower hereby certifies that, after giving effect to the amendments set forth in this Amendment, no Default or Event of Default has occurred and is continuing.

4. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

5. Definitions and References. Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or the Lenders by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of Borrower, the Administrative Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or as an attachment to an email shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

5

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	QRE OPERATING, LLC

	By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Sixth Amendment to Credit Agreement

QRE MLP:	QR ENERGY, LP

	By:	QRE GP, LLC
its General Partner

		By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Sixth Amendment to Credit Agreement

GENERAL PARTNER:	QRE GP, LLC

	By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Sixth Amendment to Credit Agreement

ADMINISTRATIVE AGENT
AND LENDER:	WELLS FARGO BANK, NATIONAL
ASSOCIATION
as Administrative Agent and a Lender

	By:	/s/ Todd Fogle
	Name:	Todd Fogle
	Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	JPMORGAN CHASE BANK, N.A.
as a Lender

	By:	/s/ Jo Linda Papadakis
Jo Linda Papadakis
Authorized Officer

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Director

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	TORONTO DOMINION (NEW YORK) LLC

	By:	/s/ Marie Fernandes
	Name:	Marie Fernandes
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Bryan Hellar
	Name:	Bryan Hellar
	Title:	Director

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	BANK OF MONTREAL

	By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Matthew L. Molero
	Name:	Matthew L. Molero
	Title:	Sr. Vice President

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	COMERICA BANK

	By:	/s/ William Robinson
	Name:	William Robinson
	Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	ING CAPITAL LLC

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

	By:	/s/ Julie Bieser
	Name:	Julie Bieser
	Title:	Director

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	UNION BANK, N.A.

	By:	/s/ Stacy A. Goldstein
	Name:	Stacy A. Goldstein
	Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	SCOTIABANC INC.

	By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	REGIONS BANK

	By:	/s/ Kelly L. Elmore III
	Name:	Kelly L. Elmore III
	Title:	Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	COMPASS BANK

	By:	/s/ Blake Kirshman
	Name:	Blake Kirshman
	Title:	Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

	By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Justin M. Alexander
	Name:	Justin M. Alexander
	Title:	Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

	By:	/s/ Samuel Miller
	Name:	Samuel Miller
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY

	By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Authorized Signatory

	By:	/s/ Matt Reid
	Name:	Matt Reid
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	BARCLAYS BANK PLC.

	By:	/s/ May Huang
	Name:	May Huang
	Title:	Assistant Vice President

Signature Page to Sixth Amendment to Credit Agreement